April 16, 2007

COOKSON PEIRCE CORE EQUITY FUND
Series of Trust for Professional Managers
Supplement to Prospectus Dated September 28, 2006

Effective May 16, 2007, the Cookson Peirce Core Equity Fund will be changing its investment minimum. The minimum initial investment will be reduced from $10,000 to $2,500, and the minimum subsequent purchases will be reduced from $1,000 to $500. Due to this change, the following paragraphs under the “How to Purchase Shares” section of the Prospectus will read as follows:

The minimum initial investment is $2,500, with a minimum investment of $500 for subsequent purchases. This minimum can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of initial or subsequent investments.

Subsequent Investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire (minimum $500). You must call to notify the Fund at 1-866-412-CORE (2673) before wiring. An additional investment form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $500 on a monthly or quarterly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date. A fee will be charged if your bank does not honor the AIP draft for any reason.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is April 16, 2007.